Property And Equipment (Tables)	12 Months Ended
Dec. 31, 2014
Property And Equipment Tables
Summary of Property And Equipment

Property and equipment consist of the following as of December 31, 2014 and 2013:

	2014	2013
Furniture, fixtures, and automobiles	$263,000	$-
Software	65,000	-
Computer equipment	311,000	3,000
Leasehold improvements	448,000	-
	1,087,000	3,000
Less accumulated depreciation and amortization	(249,000)	(1,000)
Property and equipment, net	$838,000	$2,000